                                                                   EXHIBIT 10.1


                           FIRST AMENDMENT AND WAIVER

         THIS FIRST AMENDMENT AND WAIVER (this "Amendment") dated as of August 6, 2004 (the "Amendment Effective Date"), is by and among Willbros Group, Inc., a Republic of Panama corporation (herein referred to as the "Company"); the financial institutions parties hereto which are Banks under the Credit Agreement (as defined below); and Calyon New York Branch (formerly known as Credit Lyonnais New York Branch), as administrative agent for the Banks (in such capacity, the "Agent"), and amends the Amended and Restated Credit Agreement dated as of March 12, 2004, among the Company, the Designated Subsidiaries from time to time (WGI and such Designated Subsidiaries collectively, the "Obligors" and individually, an "Obligor"); the several financial institutions from time to time parties thereto as Banks, Calyon New York Branch (formerly known as Credit Lyonnais New York BRANCH), as a Bank, as Issuing Bank (as defined herein), as Agent, and as Lead Arranger and Book Runner; and CIBC, Inc., as Syndication Agent

                             PRELIMINARY STATEMENTS

         WHEREAS, the Company has requested a revision to and waiver of certain covenants under the Credit Agreement and the calculation of the Net Borrowing Base.

         WHEREAS, the Company has requested the Banks to enter into this Amendment in connection with the foregoing;

                                   AGREEMENT

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows. Capitalized terms used but not otherwise defined herein shall have the meanings assigned such terms in the Credit Agreement.

         Section 1. Waiver. The Banks hereby waive (and ratify any prior waivers for) any Default or Event of Default that may have occurred as a result of noncompliance by the Company with its covenant in Section 9.11(b)(ii) for the quarter ending June 30, 2004 prior to amendment of said section and covenant as provided herein.

         Section 2. Amendment of Credit Agreement. The Credit Agreement is hereby amended, effective as of the Amendment Effective Date, as follows:

         (a) Section 1.1. The following defined terms are hereby amended and restated in their entirety as set forth below:

              "Fixed Charge Coverage Ratio" means, for any period, the ratio of
         (i) Adjusted EBITDA less Net Capital Expenditures (as defined below) to (ii) fixed charges (where fixed charges include Consolidated Interest Expense, scheduled principal repayments and cash dividends paid in the trailing four quarters of the Company). For purposes of this definition, "Net Capital Expenditures" equals Capital Expenditures in the trailing four quarters of the Company minus cash and cash equivalents as reported on the most recent quarterly financial statement of the Company in excess of $10,000,000 (provided that in no event may Net Capital Expenditures be less than zero).

         "Net Borrowing Base" means, for any day of determination thereof:

              (a) if the Company has provided a timely Borrowing Base Certificate in accordance with Section 4.2 hereof on or prior to such day, an amount equal to the "Net Borrowing Base" set forth in the most recently delivered Borrowing Base Certificate, which shall be calculated to equal the lesser of (i) the Gross Borrowing Base less Local Debt as of the Calculation Date of such Borrowing Base Certificate or (ii) an amount equal to a multiple of Adjusted EBITDA less Local Debt as of the Calculation Date of such Borrowing Base Certificate, where the multiple for Adjusted EBITDA will be as follows:

              (A) for the four quarter period ending June 30, 2004, six (6),
              (B) for the four quarter period ending September 30, 2004, five
                 (5),
              (C) for the four quarter period ending December 31, 2004, five
                 (5),
              (D) for the four quarter period ending March 31, 2005, four (4),
              (E) for the four quarter period ending June 30, 2005, four (4),
              (F) for the four quarter period ending on the last day of any fiscal quarter on and after September 30, 2005, three and one half (3.5); and

              (b) if the Company has failed to provide a timely Borrowing Base Certificate in accordance with Section 4.2 on or prior to such day, an amount equal to 80% of the Net Borrowing Base in effect on the day immediately prior to the date such Borrowing Base Certificate should have been delivered to the Agent in accordance with Section 4.2 hereof.

         (b) Section 9.11(b). Section 9.11(b) is amended and restated in its entirety as follows:

              (b) The Company shall not permit the ratio of its Financial Indebtedness to Adjusted EBITDA at the end of each fiscal quarter, calculated for the four quarter period then ended, to exceed (i) 4.00 to 1.00 for the fiscal quarter ending September 30, 2004, (ii) 4.00 to
         1.00 for the fiscal quarter ending December 31, 2004, (iii) 3.00 to
         1.00 for the fiscal quarter ending March 31, 2005, (iv) 3.00 to 1.00 for the fiscal quarter ending June 30, 2005, and (v) 2.00 to 1.00 for each quarter ending thereafter.

         (c) Section 9.13. Section 9.13 is amended and restated in its entirety as follows:

              9.13 Fixed Charge Coverage Ratio. The Company shall not permit its Fixed Charge Coverage Ratio, calculated at the end of each fiscal quarter on and after September 30, 2004 for the four fiscal quarter period then ended, to be less than (i) 1.75 to 1.00 for the fiscal quarter ending September 30, 2004, (ii) 1.75 to 1.00 for the fiscal quarter ending December 31, 2004, (iii) 2.50 to 1.00 for the fiscal quarter ending March 31, 2005, (iv) 2.50 to 1.00 for the fiscal quarter ending June 30, 2005, and (v) 3.00 to 1.00 for each quarter ending thereafter.

         Section 3. Conditions to Effectiveness. This Amendment shall become effective as of the Amendment Effective Date when the Agent has confirmed (and have so notified the Company and the Banks) that it has received:

         (i) counterparts hereof duly executed by the Obligors and the Required Banks;

         (ii) a Certificate of the Company, signed on behalf of the Company by its President or Chief Financial Officer, dated as of the date hereof, certifying that, after giving effect hereto, the following statements shall be true:

                (A) the representations and warranties of each Obligor contained in the Credit Documents are correct in all material respects on and as of such date (other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct as of such earlier date), as though made on and as of such date; and

                (B) no event has occurred and is continuing which constitutes a Default, an Event of Default or both unless waived by this Amendment;

Section 4. Amendment and Ratification. Upon the effectiveness hereof as provided in the foregoing Section 3, this Amendment shall be deemed to be an amendment and waiver to the Credit Agreement, and the Credit Agreement, as modified hereby, is hereby ratified, approved and confirmed to be in full force and effect in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as modified hereby.

         Section 5. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         Section 6. Descriptive Headings, Etc. The descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         Section 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         Section 8. Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may effectively do so under applicable law, any and all right to trial by jury in any action or proceeding arising out of or relating to any Loan Document or the transactions contemplated hereby or thereby.

                  [Remainder of Page Intentionally Left Blank]


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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Amendment Effective Date.

                                     OBLIGORS:

                                     WILLBROS GROUP, INC.

                                     By  /s/ Warren L. Williams
                                         --------------------------------------
                                     Name:  Warren L. Williams
                                     Title: Senior Vice President & Treasurer

                                     WILLBROS U.S.A., INC.

                                     By: /s/ Warren L. Williams
                                         --------------------------------------
                                     Name:  Warren L. Williams
                                            Title: Senior Vice President &
                                                   Treasurer

                                     WILLBROS INTERNATIONAL, INC.

                                     By: /s/ Pamela L. Reiland
                                         --------------------------------------
                                     Name:  Pamela L. Reiland
                                     Title: Treasurer

                                     WILLBROS WEST AFRICA, INC.

                                     By: /s/ Pamela L. Reiland
                                         --------------------------------------
                                     Name:  Pamela L. Reiland
                                     Title: Treasurer

                                     WILLBROS (NIGERIA) LIMITED

                                     By: /s/ J. Kenneth Tillery
                                         --------------------------------------
                                     Name:  J. Kenneth Tillery
                                     Title: Managing Director

                                     WILLBROS (OFFSHORE) NIGERIA LIMITED

                                     By: /s/ J. Kenneth Tillery
                                         --------------------------------------
                                     Name:  J. Kenneth Tillery
                                     Title: Managing Director

                                     WILLBROS MIDDLE EAST, INC.

                                     By: /s/ Pamela L. Reiland
                                         --------------------------------------
                                     Name:  Pamela L. Reiland
                                     Title: Treasurer


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                                     WILLBROS RPI, INC.

                                     By: /s/ Warren L. Williams
                                         --------------------------------------
                                     Name:  Warren L. Williams
                                     Title: Vice President & Treasurer

                                     CONSTRUCTORA CAMSA, C.A.

                                     By: /s/ Warren L. Williams
                                         --------------------------------------
                                     Name:  Warren L. Williams
                                     Title: Principal Director

                                     WILLBROS OPERATING SERVICES, INC.

                                     By: /s/  Kathy E. Alexander
                                         --------------------------------------
                                     Name:  Kathy E. Alexander
                                     Title: Assistant Secretary

                                     WILLBROS ENERGY SERVICES COMPANY

                                     By: /s/ J. Kevin Neal
                                         --------------------------------------
                                     Name:  J. Kevin Neal
                                     Title: President

                                     WILLBROS MARINE ASSETS, INC.

                                     By: /s/ Pamela L. Reiland
                                         --------------------------------------
                                     Name:  Pamela L. Reiland
                                     Title: Treasurer

                                     INTERNATIONAL PIPELINE EQUIPMENT, INC.

                                     By: /s/ Pamela L. Reiland
                                         --------------------------------------
                                     Name:  Pamela L. Reiland
                                     Title: Treasurer


                                     WILLBROS TRANSANDINA S.A.

                                     By: /s/ J. Kenneth Tillery
                                         --------------------------------------
                                     Name:  J. Kenneth Tillery
                                     Title: Managing Director

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                                     WILLBROS ENGINEERS, INC.

                                     By: /s/ Warren L. Williams
                                         --------------------------------------
                                     Name:  Warren L. Williams
                                     Title: Treasurer

                                     ESCA EQUIPMENT SERVICE C.A.

                                     By: /s/ Warren L. Williams
                                         --------------------------------------
                                     Name:  Warren L. Williams
                                     Title: Principal Director

                                     WILLBROS MSI CANADA INC.

                                     By: /s/ Warren L. Williams
                                         --------------------------------------
                                     Name:  Warren L. Williams
                                     Title: Vice President & Treasurer

                                     WILLBROS CONSTRUCTORS, INC.

                                     By: /s/ Pamela L. Reiland
                                         --------------------------------------
                                     Name:  Pamela L. Reiland
                                     Title: Treasurer

                                     WILLBROS PACIFIC INDUSTRIAL ELECTRIC,
                                     INC.

                                     By: /s/ Warren L. Williams
                                         --------------------------------------
                                     Name:  Warren L. Williams
                                     Title: Treasurer

                                     WILLBROS PROCESS ENGINEERING DESIGN, INC.

                                     By: /s/ Warren L. Williams
                                         --------------------------------------
                                     Name:  Warren L. Williams
                                     Title: Treasurer

                                     WILLBROS PROCESS ELECTRIC AND CONTROL, INC.

                                     By: /s/ J. Kevin Neal
                                         --------------------------------------
                                     Name:  J. Kevin Neal
                                     Title: President

                                     WILLBROS MT. WEST, INC.

                                     By: /s/ Pamela L. Reiland
                                         --------------------------------------
                                     Name:  Pamela L. Reiland
                                     Title: Vice President & Treasurer

                                     AGENT:

                                     CALYON NEW YORK BRANCH (formerly known as
                                     Credit Lyonnais New York Branch)


                                     By: /s/ Olivier Audemard
                                         --------------------------------------
                                     Name:  Olivier Audemard
                                     Title: Managing Director


                                     ISSUING BANK:

                                     CALYON NEW YORK BRANCH (formerly known as
                                     Credit Lyonnais New York Branch)


                                     By: /s/ Olivier Audemard
                                         --------------------------------------
                                     Name:  Olivier Audemard
                                            Title:   Managing Director


                                     LEAD ARRANGER AND
                                     BOOK RUNNER:

                                     CALYON NEW YORK BRANCH (formerly known as
                                     Credit Lyonnais New York Branch)


                                     By: /s/ Olivier Audemard
                                         --------------------------------------
                                     Name:  Olivier Audemard
                                     Title: Managing Director

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                                     SYNDICATION AGENT:

                                     CIBC INC.

                                     By: /s/ John P. Burke
                                         --------------------------------------
                                     Name:  John P. Burke
                                     Title: Executive Director

                                     BANKS:

                                     CALYON NEW YORK BRANCH (formerly known as
                                     Credit Lyonnais New York Branch)


                                     By: /s/ Olivier Audemard
                                         --------------------------------------
                                     Name:  Olivier Audemard
                                     Title: Managing Director

                                     ABU DHABI INTERNATIONAL BANK INC.


                                     By:
                                     Name:
                                     Title:

                                     ARAB BANKING CORPORATION (B.S.C.)


                                     By: /s/ Robert J. Ivosevich
                                         --------------------------------------
                                     Name:  Robert J. Ivosevich
                                     Title: General Manager

                                     By: /s/ Tarek Sherlala
                                         --------------------------------------
                                     Name:  Tarek Sherlala
                                     Title: Vice President

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                                     THE BANK OF NOVA SCOTIA


                                     By: /s/ M. D. Smith
                                         --------------------------------------
                                     Name:  M. D. Smith
                                     Title: Agent Operations

                                     BANK OF TEXAS, N.A.

                                     By: /s/ Edward H. Braddock
                                         --------------------------------------
                                     Name:  Edward H. Braddock
                                     Title: Vice President

                                     CIBC INC.


                                     By: /s/ John P. Burke
                                         --------------------------------------
                                     Name:  John P. Burke
                                     Title: Executive Director

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                                     COMMERCEBANK, N.A.

                                     By: /s/ Francisco Rivero
                                         --------------------------------------
                                     Name:  Francisco Rivero
                                     Title: Senior Vice President

                                     By: /s/ Lance Shervin Ramesh
                                         --------------------------------------
                                     Name:  Lance Shervin Ramesh
                                     Title: Senior Vice President

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                                     COMPASS BANK


                                     By: /s/ Collis Sanders
                                         --------------------------------------
                                     Name:  Collis Sanders
                                     Title: Senior Vice President

                                     JPMORGAN CHASE BANK


                                     By: /s/ Joel J. Landis
                                         --------------------------------------
                                     Name:  Joel J. Landis
                                     Title: Vice President

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                                     NATEXIS BANQUES POPULAIRES


                                     By: /s/ Tim Polvado
                                         --------------------------------------
                                     Name:  Tim Polvado
                                     Title: Vice President and Manager


                                     By: /s/ Renaud d/Herbes
\                                        --------------------------------------
                                     Name:  Renaud d'Herbes
                                     Title: Senior Vice President and
                                            Regional Manager

                                      RZB FINANCE, LLC


                                      By: /s/ Astrid Wilke
                                          -------------------------------------
                                      Name:    Astrid Wilke
                                      Title:   President

                                      By: /s/ Eric Salat
                                          -------------------------------------
                                      Name:  Eric Salat
                                      Title: Group Vice President

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                                      SOUTHWEST BANK OF TEXAS, NA


                                      By: /s/ C. Ross Bartley
                                          -------------------------------------
                                      Name:  C. Ross Bartley
                                      Title: Vice President